UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 2, 2005

                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                      001-313338             98-0336674
State or other jurisdiction of           (Commission          (IRS Employer
 Incorporation or organization             File No.)        Identification No.)

13980 Jane Street, King City, Ontario, Canada,                    L7B 1A3
   (Address of principal executive offices)                     (Zip Code)

                                 (905) 833-0808
              (Registrant's telephone number, including area code)


              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Ac (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

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                                TABLE OF CONTENTS

Item 2.01 Completion of Acquisition or Disposition of Assets

Signature

Item 2.01 Completion of Acquisition or Disposition of Assets

Extension of Purchase Option of Wireless Age Communications, Inc.

On July 23, 2004 Wireless Age Communications, Inc. (the "Registrant") entered into a Loan and Option Agreement with Knowlton Pass Electronics Inc. ("Knowlton Pass") and the shareholders of Knowlton Pass (the "KP Shareholders"), pursuant to which the Registrant had the right but not the obligation to acquire all of the issued and outstanding common shares of Knowlton Pass on or prior to January 2, 2005 in exchange for 540,000 restricted shares of the Registrant's common stock (the "Purchase Option").

On January 2, 2005, the Registrant and the KP Shareholders mutually agreed by verbal consent to extend the expiration date of the Purchase Option, on the same terms and conditions as the original option except with respect to such expiration date, until the close of business January 31, 2005.

                            [Signature Page Follows]

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: January 6, 2005

                                            WIRELESS AGE COMMUNICATIONS, INC.


                                            By     /s/ Gary N. Hokkanen
                                               ---------------------------------
                                                   Gary N. Hokkanen
                                                   Chief Financial Officer

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